As filed with the Securities and Exchange Commission on September 8, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22552

City National Rochdale International Trade Fixed Income Fund
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, NY 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, NY 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2014

Item 1. Reports to Stockholders.

City National Rochdale International Trade Fixed Income Fund (RITFI)
Annual Report
June 30, 2014

Dear Fellow Shareholders,

During the past year, fixed income rates in many markets have remained stable or continued to decline in European markets.  The yields across fixed income markets remain at or near low levels over the past few years.  The 10 year US Treasury Notes began the second half of the year 2013 with a yield of 2.59% and finished the first half with a yield of 2.56%.  The International Trade Fixed Income Fund returns are driven by floating rates and as base rates or spreads decline, it lessens the attractiveness of the Trade Finance market.

The Trade Finance investment opportunity has become less attractive as a result of low LIBOR rates, declining credit spreads and generally lower overall gross yields.  As a result of the present market lacking an attractive outlook, we are beginning to look forward and assessing what better choices we can invest shareholders capital.  Additionally the volatility in international markets coupled with recent dynamics makes the credit coverage more challenging.

The Fund invests in a diverse selection of trade finance, structured trade finance, export finance and project finance debt obligations of companies, banks and sovereign entities located and/or active in the global emerging markets.  Our goal was to provide attractive returns, low volatility, and low correlation to the equity and fixed income market.  For investors, we believed the benefit of RITFI lies in the value of having access to an asset class with low expected economic risk that brings interest rate and geographical diversification to a traditional fixed income portfolio, while seeking to protect the overall portfolio during global equity market declines.  RITFI invests in short term floating rate securities, which generate income from trade finance loans.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF
Chief Executive Officer
City National Rochdale Investment Management

570 Lexington Ave. New York, NY 10022-6937 | (T) 212-702-3500 | www.cnr.com

Important Disclosures

Investment products are not bank deposits or obligations of or guaranteed by City National Bank or any subsidiary or affiliate and are not insured by the FDIC; they involve risk, including the possible loss of principal.

Performance quoted represents past performance and is unaudited. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888.

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses.  The Private Offering Memorandum contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888.  Please read it carefully before investing.  RIM Securities LLC, the affiliated broker dealer for City National Rochdale Investment Management LLC and the Distributor of the Fund, 570 Lexington Avenue, New York, NY 10022.

This publication is for informational purposes only and is being furnished on a confidential basis to a limited number of prospective investors. This publication is not intended to be a solicitation, offering, or recommendation to buy any security of City National Rochdale Investment Management or its affiliates or subsidiaries or otherwise. Any such offering may be made only by means of a Private Offering Memorandum to be furnished to qualified prospective investors at a later date and any conflicting information contained herein will be superseded in its entirety by such Private Offering Memorandum. Investors should review the Private Offering Memorandum (including, without limitation, the information therein as to the conflicts and risks) prior to making an investment decision. The information contained herein is confidential and may not be reproduced in whole or part or distributed to third parties. None of City National Rochdale Investment Management LLC, or its affiliates or subsidiaries, are authorized to make representations with respect to the treatment of an investment from an investor's perspective. Investors must rely upon their own examination of the terms of any offering and upon their own representatives and professional advisors, which may include legal counsel and accountants as to the accounting and tax treatment, suitability for such investor, and the legal and other aspects of an investment in the product.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the City National Rochdale Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to the latest prospectus.

The City National Rochdale International Trade Fixed Income Fund (the “Fund”) is considered a long term investment with limited liquidity and should not be invested in by investors whose objectives conflict with these characteristics. The limited liquidity of the Fund, due to the absence of a public market and a current investor’s limited transfer options to other investors, results in the lack of available market prices during the life of the Fund. Valuation will be provided as detailed in the Private Offering Memorandum and may be inaccurate and may also affect the value and expenses of the Fund.

570 Lexington Ave. New York, NY 10022-6937 | (T) 212-702-3500 | www.cnr.com

The Fund invests in trade finance related securities, specifically structured trade finance, project finance or export finance and assumes the credit risk associated with these securities. The Fund is non-diversified and therefore more susceptible than a diversified fund to any single economic, financial, legal, political or regulatory occurrence that may affect the particular market, sector or industry in which the fund has a concentrated investment. A non diversified portfolio may generate more volatility, short sales or utilization of leverage may increase this volatility and potential for loss. Investors should be aware that there are risks associated specifically with emerging markets such as regulatory and reporting standards that may be less stringent, additional taxes and legal infrastructures that may provide less protection. Investing in international markets carries risks such as currency fluctuation, regulatory risks, economic and political instability. Additionally, there may be event risks resulting from fraud and negligence as well as credit risk resulting from an issuer defaulting in payments.

Alternative investments are speculative and entail substantial risks. There is no guarantee investment objectives will be met.

Certain information may be based on information received from sources City National Rochdale Investment Management considers reliable; City National Rochdale Investment Management does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

You cannot invest directly in an index. Index returns do not include a deduction for fees or expenses. The mention of a security should not be considered a recommendation to buy or a solicitation to sell a security.

City National Rochdale Investment Management LLC will serve as the investment manager for the assets of the City National Rochdale International Trade Fixed Income Fund. As such, City National Rochdale is solely responsible for all activities involving the promotion, presentation and sale as well as the determination of client suitability and certification that investors meet the standards necessary to invest. This is not the responsibility of any broker or other party who mutually services an investor with this product.

570 Lexington Ave. New York, NY 10022-6937 | (T) 212-702-3500 | www.cnr.com

City National Rochdale International Trade Fixed Income Fund

Financial Statements

June 30, 2014

City National Rochdale International Trade Fixed Income Fund

Financial Statements

June 30, 2014

TABLE OF CONTENTS

Page
Report of Independent Registered Public Accounting Firm
1
Financial Statements
Statement of Assets and Liabilities	2
Statement of Operations	3
Statement of Changes in Net Assets	4
Statement of Cash Flows	5
Schedule of Investments	6-9
Notes to Financial Statements	10-24
Financial Highlights	25

Trustee and Officer Information
Additional Information

Report of Independent Registered Public Accounting Firm
on Internal Control Required Under Form N-SAR

To the Shareholders and Board of Trustees of
City National Rochdale International Trade Fixed Income Fund

In planning and performing our audit of the financial statements of City National Rochdale International Trade Fixed Income Fund (formerly, the Rochdale International Trade Fixed Income Fund) (the “Fund”) as of and for the year ended June 30, 2014, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), we considered the Fund’s internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America (US GAAP). A fund’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with US GAAP, and that receipts and expenditures of the fund are being made only in accordance with authorizations of management and directors of the fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Fund’s annual or interim financial statements will not be prevented or detected on a timely basis.

PKF O’CONNOR DAVIES, a division of O’CONNOR DAVIES, LLP
665 Fifth Avenue, New York, NY 10022  I  Tel: 212.286.2600  I  Fax: 212.286.4080  I  www.odpkf.com

O’Connor Davies, LLP is a member firm of the PKF International Limited network of legally independent firms and does not accept any responsibility or liability for the actions or inactions on the part of any other individual member firm or firms.

Our consideration of the Fund’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Fund’s internal control over financial reporting and its operation, including controls over safeguarding securities that we consider to be a material weakness as defined above as of June 30, 2014.

This report is intended solely for the information and use of management and the members of the Audit Committee of City National Rochdale International Trade Fixed Income Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ PKF O’Connor Davies

A Division of O’Connor Davies, LLP

New York, New York
August 27, 2014

City National Rochdale International Trade Fixed Income Fund

Statement of Assets and Liabilities

June 30, 2014

ASSETS
Investments in securities, at fair value (cost $30,050,371)	$29,366,425
Cash and cash equivalents	267,084
Interest receivable	141,880
Other assets	20,238

Total Assets	29,795,627

LIABILITIES
Distribution payable	392,973
Accrued professional fees	39,926
Investor servicing fee payable	14,919
Accrued loan servicing fees	4,917
Payable to adviser	2,905
Payable to trustees	1,300
Accrued expenses and other liabilities	24,898

Total Liabilities	481,838

NET ASSETS	$29,313,789

Shares outstanding
(Unlimited number of shares authorized, no par value)	1,222,823

Net asset value per share (net assets/shares outstanding)	$23.97

COMPONENTS OF NET ASSETS
Paid in capital	$30,598,601
Undistributed net investment income	1
Accumulated net realized loss on investments	(600,867)
Net unrealized depreciation on investments	(683,946)
Total Net Assets	$29,313,789

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund

Statement of Operations

For the Year Ended June 30, 2014

INVESTMENT INCOME
Interest income	$1,365,739
Bank loan fee income	35,666

Investment Income	1,401,405

EXPENSES
Management fees	201,953
Professional fees	125,523
Investor servicing fees	57,701
Fund administration fees	42,278
Loan servicing fees	40,000
Fund accounting fees	37,868
Transfer agent fees	27,335
Custody fees	15,000
Insurance expense	9,352
Deferred offering costs	6,619
Registration expense	5,578
Transfer fees	4,625
Trustee fees	1,629
Other expenses	3,018

Total Expenses	578,479
Less: expenses waived and reimbursed	(145,722)

Net Expenses	432,757

Net Investment Income	968,648

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(600,867)
Net change in unrealized appreciation/depreciation on investments	(507,869)

Net Realized and Unrealized Loss on Investments	(1,108,736)

Net Decrease in Net Assets Resulting from Operations	$(140,088)

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund

Statement of Changes in Net Assets

		Period August 1, 2012
	Year Ended	(commencement of operations)
	June 30, 2014	to June 30, 2013
FROM OPERATIONS
Net investment income	$968,648	$559,771
Net realized gain (loss) on investments	(600,867)	99,790
Net change in unrealized appreciation/depreciation on investments	(507,869)	(176,077)

Net Decrease in Net Assets Resulting from Operations	(140,088)	483,484

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,424,734)	(103,755)
From net realized gain	(92,935)	(6,862)

Total Distributions to Shareholders	(1,517,669)	(110,617)

INCREASE FROM TRANSACTIONS IN NET ASSETS
Proceeds from sales of shares	3,696,380	26,786,955
Reinvestment of distributions	64,561	7,825
Cost of redemptions of shares	-	(7,042)

Net Increase from Transactions in Net Assets	3,760,941	26,787,738

Total Increase in Net Assets	2,103,184	27,160,605

NET ASSETS
Beginning of period	27,210,605	50,000

End of period	$29,313,789	$27,210,605

Undistributed net investment income	$1	$456,016

CHANGE IN SHARES
Shares sold	148,650	1,145,833
Shares issued on reinvestment of distributions	2,636	311
Shares redeemed	-	(76,607)
Net increase	151,286	1,069,537

Shares outstanding, beginning of period	1,071,537	2,000
Shares outstanding, end of period	1,222,823	1,071,537

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund

Statement of Cash Flows

For the Year Ended June 30, 2014

CASH FLOW FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(140,088)
Adjustments to reconcile net decrease in net assets
resulting from operations to net cash used in operating activities:
Purchases of investments	(16,805,982)
Sales of investments	17,019,370
Interest paid in kind	(57,232)
Purchases of money market fund	(24,732,349)
Sales of money market fund	24,477,795
Net realized loss on investments	600,867
Net change in unrealized appreciation/depreciation on investments	507,869
Net discount accretion on investments	(137,547)
Change in Operating Assets and Liabilities:
Interest receivable	6,107
Deferred offering costs	6,619
Prepaid expenses	(17,108)
Payable for investments purchased	(994,000)
Payable for fund shares redeemed	(1,440,000)
Subscriptions received in advance	(765,000)
Distributions payable	392,973
Payable to adviser	(8,073)
Accrued professional fees	9
Accrued loan servicing fees	(8,833)
Investor servicing fee payable	1,778
Payable to trustees	1,300
Accrued expenses and other liabilities	(2,968)

Net cash used in operating activities	(2,094,493)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of shares	3,696,380
Distributions paid to shareholders	(1,453,108)

Net cash from financing activities	2,243,272

Net change in cash and cash equivalents	148,779

CASH AND CASH EQUIVALENTS
Beginning of year	118,305

End of year	$267,084

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund
Schedule of Investments, June 30, 2014

Principal		Percentage of	Coupon		Maturity
Amount		Net Assets	Rate (a)		Date	Fair Value
	Long-Term Investments:

	Asset Backed Securities:

	Hong Kong
$1,000,000	Sea Lane Series 2011-1A - Class A (Acquired 11/02/2012, Aggregate Cost $1,044,550) (b) (c)	3.5%	14.22%		02/12/2016	$1,032,790

	Ireland
1,000,000	Trade Maps 1 Limited, Series 2013-1 Class C	3.4	2.40		12/10/2016	1,011,250

	Turkey
105,882	Yapi DPR Finance Co. Series 2010-1 - Class A	0.4	0.86		11/21/2014	105,227

	Total Asset Backed Securities (Cost $2,133,170):	7.3				2,149,267

	Corporate Bank Loans:

	Angola
734,694	Sonangol Finance Ltd.	2.5	3.65		06/30/2017	729,918
444,444	TAAG Linhas Aereas de Angola	1.5	6.23		06/01/2016	444,444
		4.0				1,174,362

	Azerbaijan
1,250,000	Inrernational Bank of Azerbaijan	4.2	3.07		04/15/2015	1,241,250

	Bangladesh
1,187,500	Bangladesh Biman Airlines	4.1	5.72		02/05/2019	1,187,500

	Brazil
250,000	Amaggi Exportacao Importacao Ltd.	0.9	2.83		08/29/2014	249,625
1,000,000	Bahia Speciality Cellulose S.A.	3.4	4.10		02/02/2018	1,000,000
		4.3				1,249,625

	Ecuador
1,000,000	Pardaliservices SA	3.4	4.83		01/29/2018	1,000,000

	France
586,512	Maurel & Prom Drilling Services BV	1.8	2.23		09/15/2015	535,485

	Indonesia
1,237,500	PT Maxpower	4.2	5.73		11/27/2018	1,228,838

	Jamaica
571,500	Digicel International Finance Limited	1.9	3.75		03/31/2015	571,786

	Kazakhstan
750,000	BTA Bank RCTFF	2.3	0.00	(d)	12/31/2015	679,500
576,271	Eastcomtrans Kazakhstan	1.9	6.15		04/01/2016	571,085
1,000,000	Kazmunaigaz Finance Sub BV	3.4	2.36		07/15/2016	999,500
		7.6				2,250,085

	Macedonia
638,095	Solway Investment Group Ltd.	2.2	6.15		05/09/2016	638,095

	Mongolia
885,513	Just Group LLC (e)	1.5	0.00	(d)	10/10/2014	442,757
290,476	MSC Holding LLC (Tranche A)	1.0	6.23		11/23/2015	288,152
525,624	MSC Holding LLC (Tranche B)	1.8	7.73		11/23/2017	519,842
		4.3				1,250,751

	Nigeria
1,000,000	African Finance Corporation	3.4	3.23		12/20/2015	996,500
869,212	PFX Funding Limited	2.9	3.98		06/15/2019	856,609
		6.3				1,853,109
	Panama
655,822	Banana International Corporation (e)	2.1	0.00	(d)	06/15/2015	613,358

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund
Schedule of Investments, June 30, 2014 (continued)

Principal		Percentage of	Coupon		Maturity
Amount		Net Assets	Rate (a)		Date	Fair Value
	Russia
$83,333	JSC Oil Company Bashneft	0.3%	1.70%		03/25/2015	$82,708
500,000	Mechel (Tranche A)	1.4	5.73		08/07/2015	405,000
500,000	Mechel (Tranche B)	1.4	5.73		08/10/2015	405,000
		3.1				892,708

	Sierra Leone
618,566	African Minerals	2.1	5.82		03/30/2017	615,782

	Ukraine
458,333	Metinvest BV	1.5	4.90		05/31/2015	446,875

	United Arab Emirates
571,429	Ammalay Commodities Dubai, REI-AGRO INDIA	1.6	6.22		04/29/2016	457,143

	Total Corporate Bank Loans (Cost $17,935,471):	58.7				17,206,752

	Corporate Bonds:

	Brazil
300,000	Latam Airlines	1.0	6.00	(f)	12/15/2020	316,317

	Singapore
200,000	Oro Negro Pte. Ltd.	0.7	7.50		01/24/2019	202,154

	Total Corporate Bonds (Cost $500,000):	1.8				518,471

	Government Issued Term Loans:

	Angola
800,000	Ministry of Finance of the Republic of Angola	2.7	5.83		02/24/2018	794,400

	Tanzania
1,250,000	Tanzania, Ministry of Finance	4.3	6.13		03/03/2021	1,248,125

	Total Government Issued Term Loans (Cost $2,038,781):	7.0				2,042,525

	Promissory Note:

	Spain
1,381,216	Abengoa Peru S.A.	4.7	0.00	(d)	08/19/2014	1,381,216

	Total Promissory Note (Cost $1,374,755):	4.7				1,381,216

	Total Long-Term Investments (Cost $23,982,177):	79.5				23,298,231

	Short-Term Investment:

	Money Market Fund
	United States
	First American Government Obligations Fund, 0.01% (g)	20.7				6,068,194

	Total Short-Term Investment (Cost $6,068,194):

	Total Investments (Cost $30,050,371):	100.2%				$29,366,425

(a)	Variable rate.
(b)	144a restricted security.
(c)	Private placement.
(d)	Zero rate coupon.
(e)	Illiquid security.
(f)	Fixed Rate.
(g)	7-day yield.

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund
Schedule of Investments (continued)
June 30, 2014

Percentage of
Sector	Net Assets
Asset Backed Securities	7.30%
Banking	5.70%
Basic Industry	10.80%
Capital Goods	4.70%
Conglomerate	2.80%
Consumer Non-Cyclical	4.50%
Energy	17.90%
Services	17.00%
Telecommunication	1.90%
Utility	6.90%

Total Long Term Investments	79.50%
Money Market Fund	20.70%

Total Investments	100.20%

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund
Schedule of Investments (continued)
Investment Country Representation as of June 30, 2014
(% of Total Investments)

Angola 6.7%
Azerbaijan 4.2%
Bangladesh 4.0%
Brazil 5.3%
Ecuador 3.4%
France 1.8%
Hong Kong 3.5%
Indonesia 4.2%
Ireland 3.4%
Jamaica 1.9%
Kazakhstan 7.7%
Macedonia 2.2%
Mongolia 4.3%
Nigeria 6.3%
Panama 2.1%
Russia 3.0%
Sierra Leone 2.1%
Singapore 0.7%
Spain 4.7%
Tanzania 4.3%
Turkey 0.4%
Ukraine 1.5%
United Arab Emirates 1.6%
United States* 20.7%

*Represents Money Market Fund.

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

1.	Organization

City National Rochdale International Trade Fixed Income Fund (the “Fund”), formerly the Rochdale International Trade Fixed Income Fund, is a Delaware statutory trust formed in May 2008.  The Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end management investment company.  The Fund commenced operations on August 1, 2012.  The Fund’s investment objective is to provide interest income from investments in floating rate trade finance related securities and other floating and fixed income securities.

The Fund is non-diversified.  Compared to a diversified fund, it may invest a higher percentage of its assets among fewer issuers of portfolio securities.  This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.

City National Rochdale, LLC (the “Manager” or “Adviser”) is the investment adviser to the Fund and a related party.  The Manager is a wholly-owned subsidiary of City National Bank.  The Manager has selected GML Capital LLP, a limited liability partnership formed in England (the “Sub-Adviser”) as sub-investment adviser with respect to the Fund.

The Fund pursues its investment objectives by investing primarily in trade finance, structured trade finance, export finance and project finance loans and other forms of debt obligations of companies, banks or other entities (including sovereign entities) located primarily in or having exposure to global emerging and frontier markets.

Trade finance is a long-established form of commercial financing that involves providing producers, traders, distributors and end users with short and medium term loans or other forms of debt obligations.   Trade finance is a major loan asset class for many of the world’s commercial banks as trade finance is an important source of funding in emerging markets.  Trade finance is typically used to finance critical commodity imports such as soft commodities (e.g., rice, wheat and soybeans) required to feed the population and oil, coal, ferrous and non-ferrous metals which provide inputs for the functioning of an evolving economy.  For emerging economies that are exporters of commodities, payments made in advance (“prepayments”) and prior to export sale (“pre-export finance”) provide a way for banks or other lenders to lend to local producers against future earnings.

The Fund’s investments consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects.  These are expected to include, but are not limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange and other negotiable instruments, as well as insurance covering trade and trade credits.  The

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

1.  Organization (continued)

Fund may engage in such investments by way of purchase, assignment, participation, guarantee, insurance, derivative or any other appropriate financial instrument.  The Fund may also take positions in traditional assets including bonds, equities, and foreign exchange instruments, as well as derivatives for the purpose of hedging and investment.  Under normal circumstances, the Fund will invest at least 80% of its total assets in trade finance related fixed income securities.  Up to 20% of the Fund’s assets may be invested in other types of securities and money market instruments.  It is the Sub-Adviser’s intent to focus the Fund’s investments in trade finance related fixed income securities.

At least 25% of the Fund’s total assets will be invested so that in the Sub-Adviser’s opinion either (i) such securities can be sold or disposed of in the ordinary course of business at approximately the price used in computing the Fund’s net asset value during ordinary times, in the period of time equal to the period of time available to the Fund for paying redemption proceeds, or (ii) a sufficient amount of securities will mature before the next Redemption Payment Date.  This policy is fundamental and may only be changed by a vote of Shareholders. In the event that the volatility of the price of a security constituting an investment by the Fund is greater than 135% of such security’s average volatility during the previous three years (in cases where the historical volatility of such security can reasonably be determined), such security will be deemed to be a security which cannot be sold or disposed of in the ordinary course.

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in the Offering Memorandum of the Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

2.   Significant Accounting Policies (continued)

Fair Value Measurements

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities (see Note 3 – Investments).

Investments Valuation

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market, or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.  Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

 2.   Significant Accounting Policies (continued)

Investments Valuation (continued)

where such securities are primarily traded.  If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service.  Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share.  Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).

Debt securities will be valued in accordance with the Fund’s valuation procedures, which generally relies on a third-party pricing system, agent, or dealer selected by the Sub-Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading.  When appropriate the Manager may determine a security’s fair value based on an assessment of multiple factors, including the value provided by an independent third party, but which may not agree with the specific price from such third party providing such service.  The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost (or, if purchased at a discount, then at its accredited cost), so long as such valuations are determined by the Board in good faith to represent fair value.

With respect to other securities and investments, securities for which market quotations are available, but which are restricted as to salability or transferability, are valued as provided above, based on the nature and term of the restrictions.  Investments valued under this methodology are considered Level 2 assets.

The Sub-Adviser generally selects trade finance-related securities for investment by the Fund to be held to maturity, and the Manager’s Fair Value Committee will base its estimation of fair value on this presumption.  Where the Sub-Adviser decides that the Fund will not hold the security to maturity, the basis of its fair value estimates will differ.  In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset.  When making a determination of the fair value of a trade finance-related security, the Sub-Adviser may furnish the Fair Value Committee with a variety of factors that will include but not be limited

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

2.   Significant Accounting Policies (continued)

Investments Valuation (continued)

to: (1) the cost and/or repayment performance of the underlying trade finance-related security, (2) the last reported price at which the investment was traded, (3) information regarding the investment, the issuer and its sector, country or region, (4) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (5) any publicly announced transaction involving the issuer, (6) comparisons to other investments or to financial indices that are correlated to the investment, (7) with respect to fixed income investment, changes in market yields and spreads, and/or (8) other factors that might affect the investment’s value.  The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Fair Value Committee will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology for determining the valuation.  Where investments are valued using this methodology and are valued by the Fair Value Committee, they will be considered Level 3 assets.  Where investments are valued independently by a third party, such as Debtdomain, using such a methodology they will be considered Level 2 assets.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on an accrual basis. Realized and unrealized gains and losses are included in the determination of income.

Deferred Offering Costs

Offering Costs are capitalized and were expensed over 12 months on a straight-line basis.  At June 30, 2014, the offering costs were fully expensed by the Fund.

Organization Expenses

Expenses incurred by the Fund in connection with the organization were expensed as incurred.  Subsequent to its formation, the Fund incurred organizational costs, which were reimbursed by the Adviser.  The Manager agreed to reimburse the Fund for these expenses, subject to potential recovery (see Note 6 – Expense Reimbursement).

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

2.   Significant Accounting Policies (continued)

Fund Expenses

The Fund pays its expenses, other than such expenses that the Manager assumes (pursuant to the Investment Management Agreement) or waives and/or reimburses (pursuant to the Manager’s agreement to waive and/or reimburse the Fund’s expenses).  The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund), including foreign legal counsel; independent auditors; fees and expenses in connection with repurchase offers and any repurchases of Shares; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing offering memoranda or prospectuses, statements of additional information, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings; expenses of corporate data processing and related services; Shareholder record keeping and Shareholder account services, fees, and disbursements; fees and expenses of the Trustees that the Manager, the sales agent RIM Securities LLC, an affiliate of the Manager (the “Sales Agent”), or their affiliates do not employ; insurance premiums; fees for Investor Services, extraordinary expenses such as litigation expenses.  The Fund may need to sell its holdings to pay fees and expenses, which could cause the Fund to realize taxable gains.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders.  Therefore, no federal income tax provision is required.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

2.   Significant Accounting Policies (continued)

Federal Income Taxes (continued)

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  Management is not aware of any exposure to uncertain tax positions that could require an accrual or that could affect the Fund’s liquidity or future cash flows pursuant to relevant income tax regulations.  The Fund has concluded that there is no impact of the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on its tax returns since inception of the Fund.  As of June 30, 2014, the Fund’s tax year since inception and fiscal year ended June 30, 2013 remain open and subject to examination by relevant taxing authorities.

Foreign Currency

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations.  The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Distributions to Shareholders

Distributions paid to shareholders by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, regardless of how long a shareholder has held his or her shares.  All other dividends paid to a shareholder by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax at the ordinary income rate.

Dividends and other taxable distributions are taxable to a shareholder even if they reinvested in additional shares of the Fund.  Dividends and other distributions paid by the Fund are generally treated as being received by a shareholder at the time the dividend or distribution is made.  If, however, the Fund pays a shareholder a dividend in January that was declared in the previous October, November or December and a shareholder was a shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by such shareholder on December 31 of the year in which the dividend was declared.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

2.   Significant Accounting Policies (continued)

Distributions to Shareholders (continued)

The price of shares purchased at any time may reflect the amount of a forthcoming distribution.  If a shareholder purchases shares just prior to a distribution, he or she will receive a distribution that will be taxable to him or her even though it represents in part a return of his or her invested capital.

Subsequent Events

Management has evaluated events and transactions that occurred subsequent to June 30, 2014 through the date the financial statements have been issued. On August 27, 2014, the Board approved a plan of liquidation to redeem all outstanding shares and cease operations of the Fund due to the manager’s business decision that it is no longer economically viable to continue managing the Fund.

Equity Accounts

Prior to the end of each quarter and year end, the Fund receives Shareholder contributions with an effective subscription date of the first day of the following month.  These amounts are reported as “Subscriptions received in advance”.

3.	Investments

The following are the classes of investments at June 30, 2014 grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Long-Term Investments	(Level 1)	(Level 2)	(Level 3)	Total
Asset Backed Securities	$-	$2,149,267	$-	$2,149,267
Corporate Bank Loans	-	16,150,637	1,056,115	17,206,752
Corporate Bonds	-	518,471	-	518,471
Government Issued Term Loans	-	2,042,525	-	2,042,525
Promissory Notes	-	1,381,216	-	1,381,216

Short-Term Investments
Money Market Fund	$6,068,194	$-	$-	$6,068,194

Total Investments	$6,068,194	$22,242,116	$1,056,115	$29,366,425

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

3.     Investments (continued)

The following is a schedule of transfers out of Level 2 for the Fund.

Transfers out of Level 2(1)
Bank Loans	$(1,056,115)

The following is a reconciliation of Level 3 assets of which significant unobservable inputs were used to determine fair value.

Investments in Securities, at value
Balance as of June 30, 2013	$-
Accrued discounts/premiums	-
Realized gain/(loss)	-
Change in unrealized appreciation/(depreciation)	-
Purchases	-
Sales	-
Transfers into/out of Level 3(1)	1,056,115
Balance as of June 30, 2014	$1,056,115

(1)
Transfers between Level 2 and Level 3 relate to the determination of the Fair Value Committee to discount the values of two bank loans on June 30, 2014.  Transfers between levels are recognized at the end of the reporting period.

Quantitative information about Level 3 Fair Value Measurements held in the Fund:

Type of Security	Fair Value at 6/30/14	Valuation Technique	Unobservable Input	Range
Corporate Bank Loans	$1,056,115	Discounted Cash Flows	Expected Settlement	50%
			Discount Rate	8%

The securities were valued using a discounted cash flow model. A decrease in the expected settlement or increase in the discount rate applied would cause the securities to decrease in value.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

4.	Concentration of Credit Risk

The Fund is subject to credit risk to the extent that any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf.  Management monitors the financial institutions and does not anticipate any losses from those counterparties.

5.	Investment Management

The Fund has an Investment Management Agreement (the “Agreement”) with the Adviser, an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), to serve as the investment adviser for the Fund.  Under the terms of the Agreement, the Fund compensates the Manager for its management services at the annual rate of 0.70% of the Fund’s month end net assets.  The investment management fee is accrued monthly.

The Manager entered into a Sub-Investment Advisory Agreement (“Sub-Investment Advisory Agreement”) with the Sub-Adviser, a limited liability partnership formed in England whose Managing Member is GML International Limited.  The Sub-Adviser is an investment adviser registered under the Advisers Act.  The Sub-Adviser has investment discretion to manage the investments of the Fund and is responsible for performing credit analysis and due diligence on each specific investment included in the portfolio and overall portfolio risk management, subject to the general supervision of the Manager.  Out of the 0.70% investment management fee, the Manager retains 0.25% and compensates the Sub-Adviser at the annual rate of 0.45%.

For the year ended June 30, 2014, management fees of $201,953 were incurred by the Fund.

6.	Expense Reimbursement

The Manager has contractually agreed to waive and/or reimburse the Fund to the extent needed to limit the Fund’s combined annual operating expenses, excluding taxes, interest, commissions, or extraordinary expenses, to 1.50% of net assets (the “Expense Limitation Agreement”). To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed.  The Fund will make no such payment, however, if its total annual operating expenses exceed the expense limit in effect at the time the expenses were reimbursed or at the time these payments are proposed.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

6.     Expense Reimbursement (continued)

For the year ended June 30, 2014, the Adviser waived $145,722 of fees and expenses, which may be recouped by the Adviser no later than June 30, 2017. At June 30, 2014, the remaining cumulative amount of fees and expenses available for recoupment by the Adviser amounted to $420,048, which includes offering costs and organizational expenses reimbursed by the Adviser prior to the Fund’s commencement of operations of $79,427 and $58,327, respectively.

At June 30, 2014, the Adviser may recapture a portion of these amounts no later than the dates stated below:

Amount	Expiration
$28,694	June 30, 2015
245,632	June 30, 2016
145,722	June 30, 2017
$420,048

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Fund.

7.	Investor Servicing Arrangements

The Fund will pay a fee to the Sales Agent to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services to investors in the Fund that are their customers (“Investor Service Providers”).  This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.20% (on an annualized basis) of the aggregate value of outstanding Shares held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar month (before any repurchase of Shares); or (ii) the Sales Agent’s actual payments to the Investment Service Provider.

For the year ended June 30, 2014, Investor Servicing fees of $57,701 were incurred by the Fund.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

8.	Loan Servicing Agreement

The Sub-Adviser also acts as the Fund’s loan servicing agent.  Under the terms of the Loan Servicing Agreement among and between the Manager, the Fund and the Sub-Adviser (the “Loan Servicing Agreement”), the Sub-Adviser will communicate the details of all loan purchases and sales to the administrator, reconcile the Fund’s cash accounts with the cash account records of the custodian and provide such reconciliations to the administrator, communicate with obligors in relation to their timely making of interest, principal and/or amortization payments in relation to loan assets owned by the Fund and in order to resolve wire transmission queries with respect of any such payments, notify the Manager following a failure of an obligor to make any scheduled payment, provide the Manager with reports in respect of loan servicing, act as the central point of contact for clarification queries from the custodian and administrator, and maintain an up-to-date “Sub-Adviser Portfolio Blotter” of all interest, principal and amortization payments in relation to loan assets owned by the Fund.  For its services provided under the Loan Servicing Agreement, the Fund pays the Sub-Adviser the following fees: (a) an upfront, one time, set-up fee of $10,000 and (b) a monthly fee payable in arrears as the greater of (i) $2,291 or (ii) either (x) 0.025% of the gross assets of the Fund if total gross assets are less than or (y) 0.0225% of the gross assets of the Fund if total gross assets are greater than $1 billion.

For the year ended June 30, 2014, loan servicing fees of $40,000 were incurred by the Fund.

9.	Administration Servicing Fee

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under the Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Shareholders of the Fund; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee from the Fund at an annual rate of 0.03% for the first $150 million, 0.0225% for the next $250 million and 0.015% thereafter of average net assets, with a minimum annual fee of $28,000.

For the year ended June 30, 2014, administration servicing fees of $42,278 were incurred by the Fund.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

10.	Shareholders’ Equity

Shareholders must subscribe for a minimum initial investment in the Fund of $50,000, with a minimum of $25,000 for an additional investment. These minimums may be waived by the Sales Agent.  Brokers selling Shares may establish higher minimum investment requirements than the Fund and may independently charge transaction fees and additional amounts in return for their services.  Shareholders may be charged a sales load of 1.50% on subscriptions of less than $500,000 and 1.00% on subscriptions equal to or greater than $500,000.  The Fund is an illiquid investment and no Shareholder will have the right to require the Fund to redeem its Shares.

The Shares are subject to substantial restrictions on transferability and resale.  Although the Fund may offer to repurchase Shares from time to time, it is not obligated to do so and Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for interests or Shares of any other fund, as the Fund is a closed-end investment company.

11.	Investment Transactions

For the year ended June 30, 2014, excluding short-term securities and U.S. Government securities, purchases of investments amounted to $16,805,982 and sales of investments amounted to $17,019,370.  There were no purchases or sales of U.S. Government securities during year ended June 30, 2014.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

12.	Tax Information

As of June 30, 2014, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

Cost of investments for tax purposes	$30,050,371

Gross tax unrealized appreciation	124,297
Gross tax unrealized depreciation	(808,243)
Net tax unrealized depreciation on investments	(683,946)

Undistributed ordinary income	1
Undistributed long-term capital gains	-
Distributable earnings	1

Other accumulated loss	(600,867)

Total accumulated loss	(1,284,812)

The tax composition of distributions for the year was as follows:

	Year Ended June 30, 2014	Period August 1, 2012 (commencement of operations) to June 30, 2013
Ordinary Income	$1,517,669	$110,617
Long-Term Capital Gain	-	-
Total Distributions	$1,517,669	$110,617

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fund is 6.12%.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

June 30, 2014

12.	Tax Information(continued)

U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses and reclassifications of paydown gains and losses. These classifications have no effect on net assets or net asset value per share. For the year ended June 30, 2014, the following table shows the reclassification made:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid In Capital
$71	$7	$(78)

As of June 30, 2014, the Fund has a net capital loss carry forward of $288,464 for federal income tax purposes which is available to reduce future required distributions of net capital gains to shareholders.

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year.  As of June 30, 2014 the Fund deferred, on a tax basis, a post-October capital loss of $312,403.

City National Rochdale International Trade Fixed Income Fund

Financial Highlights

		Period August 1, 2012
	Year Ended	(commencement) to
	June 30, 2014	June 30, 2013
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period	$25.39	$25.00

Income from Investment Operations:
Net investment income	0.80	0.54
Net realized and unrealized loss on investments	(0.92)	(0.03)
Total from investment operations	(0.12)	0.51

Less Distributions:
From net investment income	(1.22)	(0.11)
From net realized gain	(0.08)	(0.01)
Total distributions	(1.30)	(0.12)
Net asset value, end of period	$23.97	$25.39

TOTAL RETURN - NET	-0.50%	2.07	% (1)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$29,314	$27,211
Portfolio Turnover	66.34%	36.30	% (1)

Ratio of Net Investment Income to Average Net Assets:
Before waivers/reimbursements or recoupment	2.85%	1.53	% (2)
After waivers/reimbursements or recoupment	3.36%	2.70	% (2)

Ratio of Expenses to Average Net Assets:
Before waivers/reimbursements or recoupment	2.01%	2.67	% (2)
After waivers/reimbursements or recoupment	1.50%	1.50	% (2)

(1)	Not Annualized
(2)	Annualized

Total return is calculated for all Shareholders taken as a whole and an individual Shareholder's return may vary from these Fund returns based on the timing of capital transactions.

The expense ratios are calculated for all Shareholders taken as a whole.  The computation of such ratios based on the amount of expenses assessed to an individual Shareholder's capital may vary from these ratios based on the timing of capital transactions.

The accompanying notes are an integral part of these financial statements.

See Report of Independent Registered Public Accounting Firm

TRUSTEE AND OFFICER INFORMATION

The Trustees of the Fund, who were elected by the shareholders of the Fund, are responsible for the overall management of the Fund, including, general supervision and review of the investment activities of the Fund.  The Trustees, in turn, elect the officers of the Fund, who are responsible for administering the day to day operations of the Fund.  The current Trustees and Officers, their affiliations and principal occupations for the past five years are set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers of the Fund
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee 1

Interested Trustees

Andrew Clare 570 Lexington Avenue New York, NY 10022 Year of Birth: 1945	Trustee	Through December 31, 2020; since March 2013	Attorney and Partner, Loeb & Loeb, a law firm (1972-present).	21	*

Jon Hunt 570 Lexington Avenue New York, NY 10022 Year of Birth: 1951	Trustee	Ten years from election; since March 2013	Consultant to Management (2012 – present), Chief Operating Officer (1998 – 2012), Director (2003 – 2012), Convergent Capital Management LLC (investment management holding company); Director, AMBS Investment Management, LLC (1998 – present); SKBA Capital Management, LLC (1998 – 2011); Mid-Continent Capital Management LLC (2006 – 2012); Clifford Swan Investment Capital LLC (2000 – 2011); Convergent Wealth Advisors, LLC (2006 – 2011); Independence Investments, LLC (2006 – 2009); and Lee Munder Capital Group, LLC (2009 – 2012).	21	* Nuveen Commodities Asset Management, member of Independent Committee (2012 – present)

Officers of the Fund
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Year of Birth: 1957	President Chief Executive Officer	Indefinite Term; President since 2008**; Secretary 2008** - 2011	President, Chief Executive Officer and Co-Chief Investment Officer of City National Rochdale Investment Management, LLC.	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Year of Birth: 1971	Secretary	Indefinite Term; Since 2011; Chief Compliance Officer 2008** - 2011	Senior Executive Vice President, Chief Operating Officer of City National Rochdale Investment Management, LLC.	N/A	N/A

Gregg Giaquinto 570 Lexington Avenue New York, NY 10022 Year of Birth: 1967	Anti Money Laundering Officer	Indefinite Term; Since 2008**	Executive Vice President - Operations and Compliance of City National Rochdale Investment Management and Chief Compliance Officer of RIM Securities.	N/A	N/A

Michael Gozzillo 570 Lexington Avenue New York, NY 10022 Year of Birth: 1965	Chief Compliance Officer	Indefinite Term; Since May 2013
Senior Vice President and Chief Compliance Officer of City National Rochdale Investment Management, LLC, Chief Compliance Officer of CNI Charter Funds (2012 - present); Director and Compliance Officer of TIAA-CREF, Chief Compliance Officer of TIAA-CREF Life Insurance Separate Accounts (2008 - 2012).
				N/A	N/A

William O’Donnell 570 Lexington Avenue New York, NY 10022 Year of Birth: 1964	Treasurer	Indefinite Term; Since 2011
Chief Financial Officer of City National Rochdale Investment Management, LLC since July 2011; Financial Consultant, October 2009 to June 2011; Financial Officer, Compliance Officer & Corporate Secretary Trustee - Clay Finlay Pension Plan of Clay Finlay LLC, October 1990 to September 2009.
				N/A	N/A

1	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
*
Includes CNI Charter Funds, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Alternative Total Return Fund LLC, Rochdale Royalty Rights Fund and City National Rochdale Structured Claims Fixed Income Fund, LLC.

**	Although the Fund was formed in 2008, it did not commence operations until August 1, 2012.

TRUSTEE AND OFFICER INFORMATION, Continued

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee 1

Irwin G. Barnet 2 570 Lexington Avenue New York, NY 10022 Year of Birth: 1938	Trustee Chairman	Through December 31, 2015; Trustee since March 2013 and Chairman since May 2013	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present); Partner, Reed Smith LLP (2003-2008); Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002); Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	21	*

Daniel A. Hanwacker, Sr. 570 Lexington Avenue New York, NY 10022 Year of Birth: 1951	Trustee	Ten years from election; since June 2011	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services).	21	*

Vernon C. Kozlen 570 Lexington Avenue New York, NY 10022 Year of Birth: 1943	Trustee	Through December 31, 2018; since March 2013	Retired (2007-present). President and Chief Executive Officer, CNI Charter Funds (2000-2007); Executive Vice President and Director of Asset Management Development, CNB (1996-2007); Director, Reed, Conner & Birdwell LLC (2000-2007) and Convergent Capital Management, LLC (2003-2007); Chairman of the Board, CNAM (2001-2005); Chairman of the Board, City National Securities, Inc. (1999-2005); Director, CNAM (2001-2006), and City National Securities, Inc. (1999-2006).	21	* Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund LLC, CMS/Barlow Long- -Short Equity Fund, LLC 3

Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Year of Birth: 1958	Trustee	Ten years from election; since June 2011	Financial Services Consultant.	21	* Lapolla Industries, Inc. (2007 - present)

William R. Sweet 570 Lexington Avenue New York, NY 10022 Year of Birth: 1937	Trustee	Through March 31, 2015; since March 2013	Retired. Executive Vice President, Union Bank of California (1985-1996).	21	*

James Wolford 4 570 Lexington Avenue New York, NY 10022 Year of Birth: 1954	Trustee	Ten years from election; since March 2013	Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-present); Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010); Regional Financial Officer, AIMCO, a real estate investment trust (2004); Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004); Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001); Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	21	*

1	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
2
During 2010, 2011 and 2012, Reed Smith LLP, of which Mr. Barnet is an attorney and of counsel, provided legal services to City National, the parent company of CNAM. In 2010, 2011 and 2012, the firm billed City National $391,192, $423,600 and $452,607, respectively, for these services. The other Independent Trustees have determined that Mr. Barnet should continue to be classified as a trustee who is not an “interested person” of the Fund, as defined in the 1940 Act, because Mr. Barnet was not involved with rendering any of these legal services to City National, and because Mr. Barnet’s interest in the fees billed by his firm to City National was insignificant.

3
Convergent Wealth Advisors, LLC, which is under common control with City National, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

4
Bixby Land Company (“Bixby”), of which Mr. Wolford was the Chief Financial Officer until March 31, 2010, had obtained various loans from City National. The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a trustee who is not an “interested person” of the Fund, as defined in the 1940 Act, because City National’s existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

*
Includes CNI Charter Funds, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Alternative Total Return Fund LLC, Rochdale Royalty Rights Fund and City National Rochdale Structured Claims Fixed Income Fund, LLC.

City National Rochdale International Trade Fixed Income Fund

Additional Information

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities without charge, upon request, by contacting the Fund directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund will file its complete schedule of portfolio holdings with the SEC at the end of the first and third fiscal quarters on Form N-Q within sixty days of the end of the quarter to which it relates.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are at least two audit committee financial experts serving on its audit committee.  William R. Sweet, Jay C. Nadel, and Daniel A. Hanwacker are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2014	FYE 6/30/2013
Audit Fees	$28,500	$27,000
Audit-Related Fees	$0	$0
Tax Fees	$3,700	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PKF O’Connor Davies, a division of O’Connor Davies, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2014	FYE 6/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2014	FYE 6/30/2013
Registrant	$3,700	$3,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the Fund invests exclusively in non-voting securities

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of June 30, 2014:

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Garrett R. D’Alessandro	Chief Executive Officer and President	July ’08 * -Present	Chief Executive Officer and President	In addition to strategic management of the firm, directs the portfolio management and investment research efforts
Bill Miller	Director of Opportunistic Income	May ’13 -Present	Director of Opportunistic Income
Responsible for evaluating the relative
attractiveness of various opportunistic income
strategies used in client portfolios, recommending
strategic and tactical allocations of opportunistic
strategies to the Asset Allocation Committee,
evaluating external manager offerings and oversees the various investment grade taxable fixed income strategies

* Although the Fund initially entered into an investment advisory agreement with the Manager in July 2008, it did not commence operations until August 1, 2012.

The following individuals at GML Capital LLP (the "Sub-Adviser") have primary responsibility for managing the Fund.

Stefan Pinter is Chief Executive Officer and Chief Investment Officer of GML Capital LLP and is in charge of the firm’s overall investment management and investment advisory activities and is responsible for the Sub-Adviser’s authorization by the UK Financial Conduct Authority and status as a Registered Investment Adviser with the SEC. Mr. Pinter is also responsible for the proprietary investment activities and overseas offices of GML International Limited, the Managing Member of GML Capital LLP. He is also a Director of Growth Management Funds ICC as well as its various feeder and holding funds for which GML Capital LLP acts as Fund Manager. He joined GML International Limited in 1990 and was a Founding Member of GML Capital LLP, which was formed in 2007.

Mr. Pinter began his career after university by spending three and a half years as an Associate in the International Corporate Finance Department of Kidder, Peabody & Co. Incorporated in New York.  Whilst there, he executed numerous Euromarket financings on behalf of US and foreign issuers, which included convertible and equity-linked financings, fixed rate bonds and floating rate notes. He also structured various mortgage-backed financings which were privately-placed in Japan, and worked on a number of cross-border M&A transactions. This was followed by two and a half years trading the Eurobond syndicate book for Kidder, Peabody International Limited in London, where he priced and traded fixed, floating rate, and equity-linked new Eurobond issues.

An American by birth, Mr. Pinter received his Bachelor of Arts degree in Economics cum laude from Harvard University in 1983, and his studies included significant coursework in computer programming, which he also taught.

The Structured Trade Finance Team (“STF Team”), headed by Suresh Advani, formally reports to Mr. Pinter to ensure compliance with the Fund’s investment objectives and the risk processes and guidelines of the Sub-Adviser.

Suresh Advani joined GML International Limited in October 2005, is a Member of the Sub-Adviser and is responsible for developing the firm’s investment activities in the areas of structured trade, export and project related finance. He is a Director of three investment funds for which GML Capital LLP acts as Investment Manager.

In 2014, he became a Senior Technical Adviser to the International Chamber of Commerce’s Banking Commission.

He is designated as Portfolio Manager for the Fund and is responsible for overall portfolio composition and performance and reports to Mr. Pinter in this role. He is responsible for supervising the STF Team.

Prior to joining the firm, Mr. Advani spent twenty-five years working in Investment Banking, Commercial Banking and Political and Trade Credit Insurance with employers including JP Morgan Chase (predecessor bank Chase Manhattan Bank), Dresdner Kleinwort Wasserstein, Jardine Lloyd Thompson and Exporters Insurance Company Limited.

Product responsibilities have included structured finance, project finance, export finance, structured trade finance, forfaiting, trade services, primary loan syndication and secondary loan sales, e-commerce and private equity/venture capital. He also has experience of various forms of financial risk insurance including political and credit risk as well as alternate risk transfer.

He has worked on transactions and with clients in a diverse range of industry sectors such as telecoms, power, oil and gas, mining and metals, pulp and paper and soft commodities.

Mr. Advani has extensive experience in global emerging markets arising from a series of assignments in New York, London, Hong Kong and Singapore where he held regional management positions for Latin America, Eastern Europe, the former Soviet Union (FSU), Africa and the Middle East and then Asia.

Mr. Advani studied Philosophy, Politics and Economics at St. Edmund Hall, Oxford.

Holdings

None of the portfolio managers of the Sub-Adviser listed above own shares in City National Rochdale International Trade Fixed Income Fund.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
Garrett R. D’Alessandro	3, $1.91 billion	$0	1, $8.5 million	119, $280.5 million
Bill Miller	9, $6.33 billion	$0	0	46, $340.9 million

Mr. D’Alessandro and Mr. Miller each receive an annual salary established by City National Rochdale, LLC (the “Manager”). Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro and Mr. Miller are each eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account.

Other Accounts Managed by the Portfolio Managers of the Sub-Adviser for the Fund.

The following table indicates the type (Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”)), number of accounts, and total assets of the accounts for which each Portfolio Manager of the Sub-Adviser had formal day-to-day responsibilities as of June 30, 2014. Please note that the Registered Investment Company referred to below is not subject to performance-based fees, and the Other Pooled Investment Accounts referred to below are only subject to performance-based fees where indicated with an asterisk (*).

The following table provides information as of June 30, 2014:

		No. of Accounts	Market Value
Stefan Pinter	RIC	1	$338,138,253
	OPI*	3	$156,124,596
	performance fee*	For one OPI,: 15% of returns over a hurdle with high water marks and equalization.
	OA	0	$0

		No. of Accounts	Market Value
Suresh Advani	RIC	0	$0
	OPI*	4	$29,246,812
	performance fee*	N/A for 2 OPIs; For 2 OPIs: Varied, 10-20% of returns over various hurdles with high water marks and equalization.
	OA	0	$0

Sub-Adviser Compensation Disclosure

All Members of the Sub-Adviser receive an allocation of the Sub-Adviser’s annual profit by virtue of their status as a Member of the partnership. This allocation is split into monthly advances and an annual bonus. The overall allocation is based upon each Member’s contribution to the firm and is assessed by GML International Limited, the Managing Member of the Sub-Adviser. For investment professionals, such contribution is based on an appraisal of the underlying performance against investment objectives of the various funds for which the Member acts as a portfolio manager as well as underlying profit contribution of these funds to the overall annual profit of the firm. Individual Members’ compensation is principally cash based but as a Member of the partnership each Member would be entitled to a share of the proceeds of any sale of the firm.

CONFLICTS OF INTEREST

THE MANAGER, SUB-ADVISER AND THEIR AFFILIATES

The Manager, Sub-Adviser and their affiliates and their directors, members, officers, employees or independent members of any committee of the Sub-Adviser (collectively, the “Advisory Affiliates”) carry on substantial investment activities for their own accounts and for, hedge funds, mutual funds, institutions, and individual clients (collectively, “Advisory Clients”). The Fund has no interest in these activities. The Manager, Sub-Adviser and their Advisory Affiliates will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest (1) in allocating their time and activity between the Fund and such other activities and (2) in allocating investments among the Advisory Clients.

The Manager, the Sub-Adviser or another Advisory Affiliate may determine that an investment opportunity is appropriate for an Advisory Client or for itself, but the Manager or the Sub-Adviser may determine that such investment opportunity is not appropriate for the Fund. Situations also may arise in which Advisory Affiliates or Advisory Clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Advisory Affiliates may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund’s ability to invest for the Fund in a particular investment vehicle or investment. In making investment decisions for the Fund, the Manager and the Sub- Adviser do not obtain or use material inside information acquired by any Advisory Affiliates in the course of purchasing or selling securities.

The Manager is a wholly-owned subsidiary of City National Bank and does not directly engage in administration and custody businesses with any investment fund engaged in trade finance investment. In view of this, the Manager is of the opinion that it has fewer conflicts of interest within the trade finance community and thus it is able to be relatively unbiased in supervising the Sub-Adviser’s selecting from a large pool of Trade Finance Securities.

Sub-Adviser Conflicts of Interest Disclosure

Where the Sub-Adviser has entered into an agreement that provides for payment of a performance fee to the Sub-Adviser, payment of that performance fee could potentially lead the Sub-Adviser to recommend investments for a particular fund that are riskier than would otherwise be the case. This fee is calculated on unrealized and realized gains. Different clients of the Sub-Adviser may have similar investment objectives to the objectives of one or more investment funds to which the Sub-Adviser provides advisory services, and the Sub Adviser, in particular in relation to the allocation of investment opportunities, will at all times endeavor to act fairly towards each of the Sub- Adviser’s clients. In addition, the Sub-Adviser, and any person or company with whom they are affiliated or by whom they are employed, may be involved in other financial, investment or other professional activities which could potentially cause conflicts of interest vis-à-vis the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  City National Rochdale International Trade Fixed Income Fund

By (Signature and Title)   /s/ Garrett R. D’Alessandro
                                                   Garrett R. D’Alessandro, President

Date August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Garrett R. D’Alessandro
                                                 Garrett R. D’Alessandro, President

Date August 27, 2014

By (Signature and Title) /s/ William O’Donnell
                                                 William O’Donnell, Treasurer

Date August 27, 2014